Exhibit 99(a)

       STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT
                                    FILINGS

I, Erle Nye, Chairman of the Board and Chief Executive of TXU Corp., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of TXU Corp., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K of TXU Corp. for the fiscal year ended December 31, 2001 (Securities and Exchange Commission file number 1-12833);

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of TXU Corp. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


 /s/ Erle Nye                            Subscribed and sworn to
---------------------------------        before me this 14th day of
Erle Nye                                 August, 2002.
August 14, 2002
                                         /s/ Dolores Jeffries
                                         ---------------------------------------
                                         Notary Public

                                         My Commission Expires: 1-09-05